Exhibit 10.15

                                 PURCHASE ORDER

BALLY                                             ------------------------------
TOTAL     BALLY TOTAL FITNESS CORPORATION         THIS NUMBER MUST APPEAR ON ALL
FITNESS   CORPORATE PURCHASING                        DOCUMENTS AND PACKAGES
                                                  ------------------------------
          8700 WEST BRYN MAWR AVENUE              P.O.   28129
          CHICAGO, IL 60631
                                                  ------------------------------
          (773) 380-3000                          DATE 02/10/03         PAGE 3
                                                  ------------------------------
          FAX (773) 399-1429

      087463                       0002
SELLER  RAPIDTRON           SHIP TO: BALLY TOTAL FITNESS            ORDER TYPE
        3151 AIRWAY AVE     CLUB: BLANKET PURCHASE ORDER
        BLDG Q
        COSTA MESA      CA 92626
        Contact: 949-798-0652

DATE REQUIRED  SEE BELOW   SHIP VIA  SEE BELOW      FOB DELIVERED   TERMS NET 60
------------------------
|SELLER ACKNOLWEDGEMENT|
|                      |
|--------------------- |
|                      |
------------------------
--------------------------------------------------------------------------------
PART NO. & DESCRIPTION     QTY     REC     B/O     PRICE     PER     AMOUNT
-------------------------------------------------------------------------------
MANUAL.

RAPIDTRON WILL PROVIDE TO BALLY TOTAL FITNESS ALL NECESSARY DOCUMENTATION REQUIRED TO DEVELOP A BALLY TOTAL FITNESS INSTALLATION MANUAL.

RAPIDTRON WILL DEVELOP ALL NECESSARY SOFTWARE REQUIRED FOR THE OPERATION OF THE RAPIDTRON TURNSTILE TO INTERACT WITH THE BALLY TOTAL FITNESS CMS SYSTEM IN A MANNER THAT IS DEEMED ACCEPTABLE TO BALLY TOTAL FITNESS.

BALLY TOTAL FITNESS WILL NOT BE RESPONSIBLE FOR ANY SOFTWARE DEVELOPMENT OR 800 NUMBER INSTALLATION COSTS.

BALLY TOTAL FITNESS WILL OWN RIGHTS TO ANY SOURCE CODE USED FOR CMS/RAPIDTRON INTEGRATION AND OR OPERATION

BALLY TOTAL FITNESS WILL HAVE NO OBLIGATION TO PURCHASE THE RAPIDTRON TURNSTILE SYSTEM UNTILL BALLY TOTAL FITNESS HAS APPROVED IN WRITING TO RAPIDTRON ACCEPTANCE OF THE SYSTEM OPERATION AND INTEGRATION WITH CMS.


                                                       TAXABLE AMOUNT 300,237.50
                                                           TAX AMOUNT       0.00
                                                 FREIGHT TOTAL AMOUNT       0.00
                                                              TOTAL - 300,237.50

REQUESTED BY: SUZANNE ACKERMAN   RECEIVED BY:
                                 DATE:

INSTRUCTION TO SUPPLIERS:

1.   This  order  is subject to the instructions listed
     above  and  the  terms  and  conditions
     printed on the reverse side hereof.          /s/  Suzanne Ackerman
                                                  ------------------------------
                                                       AUTHORIZED SIGNARTURE
     We reserve the right to cancel is not filled as specified.
2.   SELLER  MUST SIGN THE ACKNOWLEDGEMENT COPY OF THIS
     PURCHASE  ORDER  AND  RETURN IT TO US IMMEDIATELY.
3.   Packing list must accompany all deliveries.
4. Order number must appear on all invoices, bills of lading, correspondence, and packing list.
                                           /s/  Laurie M. Odf           3/13/03
                                           -------------------------------------
                                                   AUTHORIZED SIGNATURE
                                           EXECUTIVE APPROVAL ($1000.00 OR MORE)
5.   Mark  each shipping  container to show item code,
     description  of  contents,  purchase order number,
     and  quantity.
6.   Invoice must be in our hands no later than 5 days
     after shipment.
7.   Bill of  lading  must  accompany  all  invoices.
8.   Please advise us immediately if delivery cannot be
     made as requested.


     SELLER - WHITE   ACKNOWLEDGEMENT - GREEN   ACCOUNTS PAYABLE - PINK
                     RECEVING - YELLOW     BUYER - BLUE


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